Exhibit 99.1

Forward-Looking Statements This presentation contains "forward-looking" statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our business strategy, objectives and opportunities. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements, including, but not limited to, those related to our dependence on third-party clinical research organizations, manufacturers, suppliers and distributors; our ability to obtain necessary additional capital; our ability to obtain necessary regulatory approvals for our products and, if and when approved, market acceptance of our products; the commercialization plans and expectations for commercializing mavodelpar (REN001) in the United States and rest of world, estimates of the number of patients impacted by PMM or LC-FAOD and who are appropriate for treatment with mavodelpar, the potential benefits of mavodelpar, the financial impact or revenues from any commercialization we undertake, the impact of competitive products and therapies; our ability to attract and retain key employees; the costs of our commercialization plans and development programs; the design, implementation and outcomes of our clinical trials; our ability to manage the growth and complexity of our organization; our ability to maintain, protect and enhance our intellectual property; and our ability to continue to stay in compliance with applicable laws and regulations. You should refer to the section entitled “Risk Factors” set forth in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings we make with the Securities and Exchange Commission (SEC) from time to time for a discussion of important factors that may cause our actual results to differ materially from those expressed or implied by our forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update any forward-looking statements after the date of this presentation except as may be required by law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Projections, assumptions and estimates of the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Mavodelpar is an investigational drug product candidate that is under clinical investigation, and which has not yet been approved for marketing by the U.S. Food and Drug Administration, European Medicines Agency, or any other global regulatory agency. No representation is made as to the safety or effectiveness of this product candidate for the use for which it is being studied. We use our website (https://www.reneopharma.com) and LinkedIn page (https://www.linkedin.com/company/reneo-pharmaceuticals) as channels of distribution of information about our company, product candidates, planned announcements, attendance at upcoming conferences and other matters. Such information may be deemed material information, and we may use these channels to comply with our disclosure obligations under Regulation Fair Disclosure. Therefore, investors should monitor our website and LinkedIn page in addition to following our SEC filings, press releases, public conference calls and webcasts.

Investment Highlights Financial Overview Mitochondrial Diseases R&D Milestones Mavodelpar (REN001) Preliminary evidence of efficacy and tolerability from four clinical trials Favorable guidance from U.S. and European regulatory agencies Rare diseases with high unmet medical need Myopathy and reduced life expectancy common Pivotal trial in primary mitochondrial myopathy (PMM) with data 4Q23 Expansion into two additional mitochondrial populations in 2023 $116 million cash, cash equivalents, and short-term investments as of Sept 30, 2022 Fundamental investor base Rx

Mavodelpar Overview

Mavodelpar Overview Increases transcription of genes central to mitochondrial function Drives production of new mitochondria Increases oxidation of fatty acids and cellular energy production PPARδ EC50 = 31nM PPARa EC50 > 10μM PPARγ EC50 > 10μM Biology Potent and selective agonist of peroxisome proliferator-activated receptor delta (PPARδ) Regulates generation of cellular energy Present in multiple tissue types including muscle, brain, kidney, and liver Activation in response to increased cellular energy needs

Nutrient Utilization by Mitochondria % of Total Energy 100 0 Phosphocreatine Carbohydrates Fatty acids 2 4 6 10 8 30 12 0 Minutes Fatty acid oxidation becomes the predominant nutrient source for generation of cellular energy by the mitochondria during periods of increased energy demand Patients with PMM and LC-FAOD experience myopathy, weakness, fatigue, or deterioration in muscle due to impaired mitochondrial energy production

Reneo Pharmaceuticals Pipeline Reneo is initially developing mavodelpar for patients with rare genetic mitochondrial diseases that typically present with myopathy and have a high unmet medical need Preclinical Phase 1 Phase 2/3 Approved 2023 Anticipated Milestones PPM primary mitochondrial myopathies Complete enrollment of pivotal trial in mtDNA PMM (1Q23) nDNA PMM program update “STRIDE AHEAD” (1Q23) Topline data from pivotal trial in mtDNA PMM (4Q23) LC-FAOD long-chain fatty acid oxidation disorders FDA guidance on LC-FAOD program (1Q23) mitochondrial DNA (mtDNA) mutations/deletions nuclear DNA (nDNA) mutations/deletions nuclear DNA (nDNA) mutations/deletions

Reneo has operations currently in US and UK Prevalence in Key Rare Disease Markets Patients in Europe (Northern/Western) United Nations World Population Prospects, Rev.166200 (2019) Gorman G. et al., Ann Neurol. 77(5): 753–759 (2015) Merritt J.L. et al., Ann Transl Med. 6(24): 473 (2018) Patients in China Patients in Japan Patients in US mtDNA PMM: 66,200 LC-FAOD: 5,000 Patients in Brazil mtDNA PMM: 82,500 LC-FAOD: 6,200 mtDNA PMM: 42,500 LC-FAOD: 3,200 mtDNA PMM: 23,500 LC-FAOD: 1,900 mtDNA PMM: 287,900 LC-FAOD: 21,600

Leg Immobilization Study: Overview Primary Objective Evaluate safety and tolerability of 28 days of mavodelpar in healthy volunteers Secondary Objectives Changes in muscle strength and size Changes in expression of PPARδ regulated genes involved in mitochondrial function and biogenesis 29 1 14 Day Mavodelpar 100 mg BID (n=12) Baseline 49 Placebo (n=12) Follow-up Leg immobilized for 14 days Randomized, blinded, placebo-controlled clinical trial in adult subjects during and after leg immobilization Davies M. et al., J Clin Trials. 12:495 (2022)

Leg Immobilization Study: Changes in Muscle Strength No serious adverse events (SAEs) related to mavodelpar treatment Treatment-emergent adverse events (TEAEs) were similar between subjects treated with mavodelpar or placebo Subjects treated with mavodelpar had substantially more leg strength compared placebo subjects Greater preservation of muscle strength following immobilization Greater increase in muscle strength one week after immobilization Davies M. et al., J Clin Trials. 12:495 (2022) (p-value from a mixed model with baseline value as covariate)

Leg Immobilization Study: Changes in Gene Expression Subjects treated with mavodelpar showed increases in expression of PPARδ-regulated genes of interest Pyruvate dehydrogenase lipoamide kinase isozyme 4 (PDK4) encodes for a protein that plays a key role in regulation of glucose and fatty acid metabolism Angiopoietin-like 4 (ANGPTL4) encodes for a protein that is directly involved in regulating lipid metabolism Solute carrier family 25 member 34 (SLC25A34) encodes for a protein that is known to transport molecules across the mitochondrial membrane Davies M. et al., J Clin Trials. 12:495 (2022)

Primary Mitochondrial Myopathies (PMM) Characteristics PMMs are rare disorders caused by mutations within mitochondrial DNA (mtDNA) or nuclear DNA (nDNA) Mutations hamper the ability of mitochondria to generate energy Most pronounced in tissues with high energy demand (muscle, brain, and heart) Symptoms Debilitating fatigue Myopathy Exercise intolerance Muscle pain Severe lack of endurance Reduced life expectancy Adult Prevalence* 9.6:100,000 (mtDNA) 2.9:100,000 (nDNA) Current Treatments No approved therapies Over-the-counter vitamins and supplements commonly used Gorman G. et al., Ann Neurol. 77(5): 753–759 (2015)

PMM Phase 1b Study: Overview Open-label clinical trial in adult PMM subjects with mtDNA defects and myopathy Primary Objective Evaluate safety and tolerability of 12 weeks of treatment with mavodelpar in PMM patients Secondary Objectives Evaluate safety and tolerability of 48 weeks of mavodelpar Explore changes in clinical outcome such as exercise tests, oxygen consumption, and symptoms Baseline 4 12 1 2 8 Week 36-week extension (optional) Mavodelpar 100 mg QD (n=23) Mavodelpar 100 mg QD

Mean increase over baseline in 12MWT distance of 104.4 meters, 95% CI [53.1, 155.6] 13 patients (77%) had greater than a 50-meter increase 12MWT distance PMM Phase 1b Study: Changes in 12-Minute Walk Test (12MWT)

PMM Phase 1b Study: Changes in Walking Velocity Walking velocity of PMM patients decreased at each 3-minute period during the 12MWT Following 12-weeks of treatment with mavodelpar, walking velocity increased compared to baseline The greatest increase in walking velocity occurred during the second half of the 12MWT +25% +22%

PMM Phase 1b Study: Changes in Peak Oxygen Consumption (VO2) Mean increase over baseline in peak VO2 of 1.7 mL/min/kg, 95% CI [-0.3, 3.7] 10 patients (59%) had an increase in peak VO2 of 0.9 mL/min/kg or greater

PMM Phase 1b Study: Changes in Symptoms Mean change in SF-36 energy/fatigue score of 11.2, 95% CI [1.2, 21.2] Mean change in Modified Fatigue Impact Scale of -10.5, 95% CI [-16.3, -4.6] Mean change in Brief Pain Inventory of -1.0, 95% CI [-0.2, -1.9]

PMM Phase 1b Study: Changes in Gene Transcription Muscle biopsies were performed at baseline and after 12 weeks of treatment with mavodelpar Differential gene expression was performed on biopsies from seven (7) subjects that had sufficient sample quantity and quality for analysis at baseline and week 12 A statistically significant increase over baseline was observed in the expression of PDK4, ANGPTL4, and SLC25A34 Gene expression data is consistent with the findings from the leg immobilization study Expression of PPARδ-regulated genes from muscle biopsies (PMM patients)

Primary Objective Change from baseline to week 24 in distance walked during 12MWT Secondary Objectives Changes from baseline to week 24 in MFIS physical sub-scale and PGIC scores 30 second sit-to-stand test, step count, PGIS score, SF-36, MFIS total, cognitive and psychosocial sub-scale, BPI severity and pain interference, and WPAI:SHP January 2023 Status STRIDE enrollment over 90%; majority of ex-US participants (84%) entered STRIDE AHEAD Randomized, double-blind, placebo-controlled clinical trial in adult subjects with mtDNA defects and myopathy PMM Phase 2b Study: Overview 24 2 18 Week Mavodelpar 100 mg QD (n=100) Placebo (n=100) Mavodelpar 100 mg QD 4 12 2-year open-label extension (ex-US) Screening Baseline “STRIDE” “STRIDE AHEAD”

Long-Chain Fatty Acid Oxidation Disorders (LC-FAOD) Characteristics LC-FAOD are rare disorders caused by mutations within nuclear DNA (nDNA) Inherited genetic errors of metabolism resulting in the inability to use dietary long-chain fatty acids as energy sources Mutations in genes that code for enzymes that perform long-chain fatty acid oxidation Symptoms Young children– lethargy, liver dysfunction, hypoglycemia, high risk for sudden death, cardiomyopathy Older patients – limited endurance, muscle aches, rhabdomyolysis Prevalence* 1:120,000 to 1:42,500 (VLCAD deficiency) 1:150,000 to 1:110,000 (LCHAD deficiency) Current Treatments DOLJOVI®, a fatty acid supplement similar to medium chain triglyceride oil (MCT) Therapy includes a fat-restricted diet, supplementing with short or medium chain fatty acids Merritt J.L. 2nd et al., Ann Transl Med 6(24):473 (2018)

LC-FAOD Phase 1b Study: Overview Primary Objective Evaluate safety and tolerability of 12 weeks of treatment with mavodelpar in LC-FAOD patients Secondary Objectives Explore changes in clinical outcome such as exercise tests and symptoms after 12 weeks of treatment with mavodelpar Open-label clinical trial in adult LC-FAOD subjects with mutations in LCHAD, CPTs, VLCAD, and TFP genes 4 12 1 2 8 Week Mavodelpar 50 mg QD (n=3) or 100 mg QD (n-21) Baseline

LC-FAOD Phase 1b Study: 12MWT, SF-36 Energy/Fatigue, and MFIS Mean increase over baseline in 12MWT distance over 50 meters in LCHAD and CPT2 genotypes LC-FAOD program to move forward; FDA feedback on Phase 2 trial design pending Preclinical 12MWT [meters] SF-36 Energy/Fatigue MFIS Total Genotype n Baseline Change n Baseline Change n Baseline Change LCHAD 5 547.7 (133.4) 73.7 (18.0) 5 44.3 (10.4) 19.5 (11.7) 5 32.8 (6.5) -9.8 (4.2) CPT2 6 949.6 (119.1) 51.9 (49.4) 6 57.7 (3.2) 0.8 (4.9) 6 23.5 (6.7) 1.0 3.3) VLCAD 5 864.3 (65.1) -36.7 (42.1) 5 57.3 (9.3) -17.8 (7.8) 5 17.8 (6.8) 15.6 (8.5)

Mavodelpar Roadmap 2H 2023 LC-FAOD Phase 2 program update mtDNA PMM Phase2b STRIDE enrollment complete 1H 2023 1H 2024 mtDNA PMM OLE safety STRIDE AHEAD interim results mtDNA PMM Phase2b STRIDE topline data mtDNA PMM Program NDA/MAA filings nDNA PMM Study program update

To learn more, please contact: Danielle Spangler Investor Relations dspangler@reneopharma.com